Long-Term Licensing Agreement - Summary Of Principal Amounts Due In Each Of The Next Five Years (Detail) $ in Thousands	Dec. 31, 2021 USD ($)
LongTerm Licensing Agreement [Line Items]
2022	$ 23,560
2023	17,143
2024	11,384
2025	10,247
2026	10,254
Thereafter	50,987
Total	123,575
Subsidiaries [Member]
LongTerm Licensing Agreement [Line Items]
2022	2,703
2023	2,876
2024	3,061
2025	3,257
2026	3,466
Thereafter	20,969
Total	$ 36,332